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                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1
                                ---------------
                                      TO
                                      --
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

         This Amendment No. 1 to AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 27, 2000 (this "Amendment"), by and among WORKFLOW MANAGEMENT, INC.
                         ---------
("Workflow"), DATA BUSINESS FORMS LIMITED ("DBF" and, together with Workflow,
                                            ---
the "Borrowers"), FLEET NATIONAL BANK ("FNB"), the other lending institutions
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party thereto (together with FNB, the "Lenders") and FNB as administrative agent
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for the Lenders (the "Agent"), amends certain provisions of the Amended and
                      -----
Restated Credit Agreement, dated as of March 10, 2000, among the Borrowers, the Lenders, the Agent and the other parties thereto (as amended and in effect from time to time, the "Credit Agreement"). Capitalized terms used herein without
                   ----------------
definition shall have the meanings assigned to such terms in the Credit
Agreement.

         WHEREAS, the Borrowers, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         (S)1.    Amendments to the Credit Agreement.
                  ----------------------------------

         (S)1.1.  Amendment to Section 8.02(b) of the Credit Agreement. Section
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8.02(b) of the Credit Agreement is hereby amended by restating clause (ii)
thereof in its entirety with the following new clause (ii):

                  "(ii) DBF and the other Canadian Credit Parties (other than Specified Subsidiaries and any Canadian Credit Parties that are not required to execute and deliver, and have not executed and delivered, the respective Security Documents) may transfer assets among themselves and to Workflow and the U.S. Subsidiary Guarantors (other than Specified Subsidiaries and any U.S. Subsidiary Guarantors that are not required to execute and deliver, and have not executed and delivered, the respective Security Documents), provided that, unless the Required
                                             --------
         Canadian Lenders otherwise consent, if any such transfers from DBF and the other Canadian Credit Parties to Workflow and the U.S. Subsidiary Guarantors exceeds Cdn $2,000,000 in the aggregate in any fiscal year of Workflow and its Subsidiaries, then, at the time of the applicable transfers, the Total Canadian Sub-Commitment shall be permanently reduced, and, if such transfers are made during the Canadian Term-Out Period, the Canadian Term Loans shall be prepaid by an amount equal to such excess (such reduction to apply proportionately to the Canadian Sub-Commitment of
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         each Canadian Lender and such prepayment to apply to
         the Canadian Term Loans of each Canadian Lender in accordance with the Canadian Percentage of such Canadian Lender),"

         (S)1.2.  Amendment to Section 10 of the Credit Agreement. The following
                  -----------------------------------------------
new definition of "Required Canadian Lenders" is hereby inserted in Section 10 of the Credit Agreement in the appropriate alphabetical order:

                  "Required Canadian Lenders' shall mean the Non-Defaulting Lenders the sum of whose Canadian Sub-Commitments (or after the termination thereof, the aggregate Dollar Equivalent of the principal amount or Face Amount, as the case may be, of outstanding Canadian Revolving Loans) and Dollar Equivalent of the principal amount or Face Amount, as the case may be, of outstanding Canadian Term Loans represent an amount greater than 66-2/3% of the sum of (a) the Total Canadian Sub-Commitment less the Canadian Sub-Commitments of Defaulting Lenders plus (b) the aggregate Dollar Equivalent of the principal amount or Face Amount, as the case may be, of all Canadian Term Loans less the Canadian Term Loans of Defaulting Lenders (or, after the termination of the Total Canadian Sub-Commitment, the sum of (a) the then aggregate Dollar Equivalent of the principal amount or Face Amount, as the case may be, of Canadian Revolving Loans of Non-Defaulting Lenders plus (b) the then aggregate Dollar Equivalent of the principal amount or Face Amount, as the case may be, of Canadian Term Loans outstanding to all Non-Defaulting Lenders)."

         (S)1.3.  Amendment to Section 12.12 of the Credit Agreement.
                  --------------------------------------------------

         (a) The words "the Credit Documents" in clause (ii) of Section 12.12(a) of the Credit Agreement is hereby replaced with the words "this Agreement".

         (b) The text "(w)", "(x)" and "(y)" in Section 12.12(a) of the Credit Agreement is hereby replaced, respectively, with the text "(v)", "(w)" and "(x)". The text "or (z)" Section 12.12(a) of the Credit Agreement is hereby replaced with the text "(y)". The following new clause (z) is hereby inserted after clause (y) (after the words "obligations of the "Agent") in Section 12.12(a) of the Credit Agreement:

                  "or (z) (i) amend or modify the definition of "Canadian EBITDA Sublimit" or otherwise amend, modify or waive (S). 1.01(a)(vi) or 1.01(a)(vii) of the Credit Agreement so as to impose any obligation on the Lenders to make Canadian Revolving Loans in excess of the amounts set forth therein or (ii) amend, modify or waive the obligations of DBF to prepay the Canadian Loans in excess of the lesser of the Total Canadian Sub-Commitment and the Canadian EBITDA Sublimit as required pursuant to (S)4.02(a)(ii) of the Credit Agreement without, in the case of each of clause (i) and clause (ii) above, the consent of the Required Canadian Lenders (it being understood that waivers or modifications of conditions precedent (except as relates to compliance with the Canadian EBITDA Sublimit), any covenants other than those contained in (S)4.02(a)(ii) of the Credit Agreement, Defaults or
         Events of Default shall not constitute such amendment, modification or waiver)"
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         (S)2.    Affirmation and Acknowledgment. Each Borrower hereby ratifies
                  ------------------------------
and confirms all of its Obligations to the Lenders, the Collateral Agent, the Canadian Co-Agent and the Agent, including, without limitation, the Loans and the Letter of Credit Outstandings, and each Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans made to it and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by each Borrower as security for the Obligations.

         (S)3.    Representations and Warranties. Each Borrower hereby
                  ------------------------------
represents and warrants to the Lenders, the Collateral Agent, the Canadian Co-Agent and the Agent as follows:

         (a) The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby are within the corporate authority of such Borrower, have been duly authorized by all necessary corporate proceedings on behalf of such Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which such Borrower is subject or any of such Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.

         (b) Each of this Amendment and the Credit Agreement as amended hereby constitutes legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

         (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each Borrower of this Amendment or the Credit Agreement as amended hereby.

         (d) The representations and warranties contained in (S)6 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Credit Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, before and after giving effect to the provisions hereof, there exists no Event of Default or Default.
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         (S)4.    Effectiveness.  This Amendment shall become effective upon the
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satisfaction of the following conditions precedent:

                  (S)4.1.  Loan Documents. Each of this Amendment and all
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         related documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Agent.

                  (S)4.2. Corporate Action. All corporate action necessary for
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         the valid execution, delivery and performance by each Borrower of this
         Amendment and each of the related documents to which it is or is to become a party, shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

                  (S)4.3.  Proceedings and Documents. All proceedings in
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         connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Lenders and to the Agent.

         (S)5.    Miscellaneous Provisions.
                  ------------------------

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Each Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                        WORKFLOW MANAGEMENT, INC.

                                        By___________________________________
                                                 Name:
                                                 Title:


                                        DATA BUSINESS FORMS LIMITED

                                        By___________________________________
                                                 Name:
                                                 Title:


                                        FLEET NATIONAL BANK
                                        Individually and as Agent

                                        By___________________________________
                                                 Name:
                                                 Title:

                                        BANK ONE, N.A.

                                        By___________________________________
                                                 Name:
                                                 Title:


                                        COMERICA BANK

                                        By___________________________________
                                                 Name:
                                                 Title:
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                                        BANK OF AMERICA

                                        By___________________________________
                                                 Name:
                                                 Title:


                                        UNION BANK OF CALIFORNIA, N.A.

                                        By___________________________________
                                                 Name:
                                                 Title:

                                        NATIONAL CITY BANK

                                        By___________________________________
                                                 Name:
                                                 Title: